Long-term Debt	6 Months Ended
Jun. 30, 2017
Debt Disclosure [Abstract]
Long-term Debt
LONG-TERM DEBT

Long-term debt consists of the following:

(In thousands, except rates)	June 30, 2017	December 31, 2016	Interest Type	Interest Rate (%)[1]	Financing Type
Corporate-level long-term debt[2]:
Senior Notes due 2023	$950,000	$950,000	Fixed	6.38	Senior notes
Senior Notes due 2025	300,000	300,000	Fixed	6.63	Senior notes
Revolver	497,000	552,000	Variable	4.11	Revolving loan
Non-recourse long-term debt[3]:
Permanent financing	2,030,022	2,078,009	Blended[4]	5.88[5]	Term debt / Senior notes
Financing lease obligations	120,447	123,930	Imputed	5.63[5]	Financing lease obligations
Total principal due for long-term debt and financing lease obligations	3,897,469	4,003,939		5.82[5]
Unamortized discount, net	(12,557)	(13,620)
Deferred financing costs, net	(37,015)	(39,405)
Less current portion of long-term debt and financing lease obligations[6]	(1,747,956)	(2,212,968)
Long-term debt and financing lease obligations, less current portion[7]	$2,099,941	$1,737,946
———

(1)	As of June 30, 2017.

(2)
Corporate-level debt represents debt issued by Terra Operating LLC and guaranteed by Terra LLC and certain subsidiaries of Terra Operating LLC other than non-recourse subsidiaries as defined in the relevant debt agreements.

(3)
Non-recourse debt represents debt issued by subsidiaries with no recourse to Terra LLC, Terra Operating LLC or guarantors of the Company's corporate-level debt, other than limited or capped contingent support obligations, which in aggregate are not considered to be material to the Company's business and financial condition.

(4)
Includes variable rate debt and fixed rate debt. As of June 30, 2017, 51% of this balance had a variable interest rate and the remaining 49% of this balance had a fixed interest rate. The Company has entered into interest rate swap agreements to fix the interest rates of certain variable rate permanent financing non-recourse debt (see Note 8. Derivatives).

(5)	Represents the weighted average interest rate as of June 30, 2017.

(6)
As of December 31, 2016, the Company reclassified $14.7 million from current portion of long-term debt and financing lease obligations to current liabilities related to assets held for sale in the unaudited condensed consolidated balance sheet. There was no similar reclassification as of June 30, 2017 as the sale of the related renewable energy facilities closed in the first half of 2017 (see Note 2. Assets Held for Sale).

(7)
As of December 31, 2016, the Company reclassified $353.9 million from long-term debt and financing lease obligations, less current portion to non-current liabilities related to assets held for sale in the unaudited condensed consolidated balance sheet. There was no similar reclassification as of June 30, 2017 as the sale of the related renewable energy facilities closed in the first half of 2017 (see Note 2. Assets Held for Sale).

Corporate-level Long-term Debt

Revolving Credit Facility

In conjunction with a consent agreement that Terra Operating LLC entered into in September of 2016 with the Administrative Agent and other parties to the Revolver, which provided consent for the cross-collateralization of certain utility-scale assets located in Canada owned by subsidiaries of the Company, and as a result of the Company's election in February of 2017 to increase the principal amount of the credit facility described in the "Canada project-level financing" section below, Terra Operating LLC repaid an additional $5.0 million of Revolver indebtedness on March 6, 2017 and permanently reduced the revolving commitments and borrowing capacity by such amount.

The terms of the Revolver require the Company to provide audited annual financial statements within 90 days after the end of the fiscal year, with a 10-business day cure period. On April 5, 2017, Terra Operating LLC entered into a tenth amendment to the terms of the Revolver, which provided that the date on which the Company must deliver to the Administrative Agent and other parties to the Revolver its annual financial statements and accompanying audit report with respect to fiscal year 2016 and its financial plan for fiscal year 2017 would be extended to April 28, 2017.

On April 26, 2017, the Company entered into an eleventh amendment to the terms of the Revolver, which further extended the due date for delivery of its 2016 annual financial statements and accompanying audit report to the earlier of (a) July 15, 2017 and (b) the tenth business day prior to the date on which the failure to deliver such financial statements would constitute an event of default under the indenture dated as of January 28, 2015 (as supplemented) with respect to the Senior Notes due 2023 (the "2023 Indenture"). As discussed below, an event of default would not have occurred under the 2023 Indenture until July 31, 2017. The Company's Form 10-K for the year ended December 31, 2016 was filed within the 10-business day cure period that commenced on July 15, 2017, and consequently no event of default occurred under the Revolver with respect to the 2016 10-K filing. The amendment also extended the due date for delivery to the Administrative Agent and other parties to the Revolver for the Company's financial statements and accompanying information with respect to the fiscal quarter ended March 31, 2017 to July 31, 2017 and with respect to the fiscal quarters ending June 30, 2017 and September 30, 2017 to the date that is 75 days after the end of each such fiscal quarter, with a 10-business day cure period for each quarterly deliverable.

The eleventh amendment also amended the Debt Service Coverage Ratio (as defined therein) applicable to the fourth quarter of 2016 and first, second and third quarters of 2017 from 1.75:1.00 to 1.50:1.00 and amended the Leverage Ratio (as defined therein) applicable to the fourth quarter of 2016 from 6.00:1.00 to 6.50:1.00 and applicable to the first, second and third quarters of 2017 from 5.75:1.00 to 6.50:1.00. In addition, the amendment amended the definitions of Debt Service Coverage Ratio and Leverage Ratio to provide for, in each case, certain pro forma treatment of the repayment or refinancing of Non-Recourse Project Indebtedness (as defined therein) net of any new Non-Recourse Project Indebtedness incurred in connection with any such refinancing. Per the terms of the eleventh amendment, Terra Operating LLC agreed to prepay $50.0 million of revolving loans outstanding under the Revolver and permanently reduce the revolving commitments and borrowing capacity by such amount. This amount was repaid on May 3, 2017. The Company recognized a $0.6 million charge during the three and six months ended June 30, 2017 as a result of this reduction in borrowing capacity for the Revolver and corresponding write-off of a portion of the unamortized deferred financing costs, which is reflected within other expenses (income), net in the unaudited condensed consolidated statements of operations. As of June 30, 2017, the total borrowing capacity under the Revolver was $570.0 million.

On July 25, 2017, Terra Operating LLC repaid an additional $150.0 million of Revolver indebtedness, a portion of which was paid using proceeds the Company received from the sale of the U.K. Portfolio as discussed in Note 2. Assets Held for Sale. There was no reduction in revolving commitments and borrowing capacity as a result of this repayment.

On August 10, 2017, the Company entered into a twelfth amendment to the terms of the Revolver which further extended the due dates for delivery to the Administrative Agent and other parties to the Revolver for the Company's financial statements and accompanying information with respect to the first quarter of 2017 to August 30, 2017, the second quarter of 2017 to September 30, 2017 and the third quarter of 2017 to December 15, 2017. In addition, the Administrative Agent and requisite lenders waived all defaults or events of default existing as of or prior to the effective date of the twelfth amendment, and the consequences thereof, in connection with a failure to comply with the covenants requiring the delivery of the financial statements and accompanying information with respect to the first quarter of 2017. The Company filed its Form 10-Q for the first quarter of 2017 prior to August 30, 2017 and filed this Form 10-Q for the second quarter of 2017 prior to September 30, 2017, and consequently no event of default occurred under the Revolver with respect to financial statement delivery for the first and second quarter of 2017.

Per the terms of the twelfth amendment, Terra Operating LLC agreed to permanently reduce the revolving commitments under the Revolver by $50.0 million. After giving effect to this reduction in revolving commitments, the total borrowing capacity under the Revolver was $520.0 million as of such date. There was no additional payment of principal on the Revolver made in connection with this commitment reduction.

On September 27, 2017, Terra Operating LLC repaid an additional $70.0 million of Revolver indebtedness. There was no reduction in revolving commitments and borrowing capacity as a result of this repayment.

Pursuant to the terms of the Revolver, a default of more than $75.0 million of indebtedness (other than non-recourse indebtedness), including under the 2023 Indenture and the indenture dated as of July 17, 2015 (as supplemented) with respect to the Senior Notes due 2025 (the "2025 Indenture"), would result in a cross-default under the Revolver that would permit the lenders holding more than 50% of the aggregate exposure under the Revolver to accelerate any outstanding principal amount of loans, terminate any outstanding letter of credit and terminate the outstanding commitments under the Revolver.

Senior Notes due 2023 and Senior Notes due 2025

The Senior Notes due 2023 and the Senior Notes due 2025 require the Company to timely file with the SEC, or make publicly available, audited annual financial statements and unaudited quarterly financial statements no later than 60 days following the date required by the SEC's rules and regulations (including extensions thereof). The Company has a 90-day grace period from the date a notice of default is deemed to be duly given to Terra Operating LLC in accordance with the Senior Notes due 2023 and the Senior Notes due 2025.

On May 2, 2017, Terra Operating LLC received a notice from the trustee of an event of default for failure to deliver 2016 audited annual financial statements and thus had until July 31, 2017 to deliver its 2016 audited financial statements before an event of default would occur under the 2023 Indenture and the 2025 Indenture. However, the Form 10-K for the year ended December 31, 2016 was filed with the SEC within the grace period for delivery, and consequently no event of default occurred with respect to the 2016 10-K filing.

On July 11, 2017, Terra Operating LLC received a notice from the trustee of an event of default for failure to comply with its obligation to timely furnish the Company's Form 10-Q for the first quarter of 2017. However, the Company's Form 10-Q for the first quarter of 2017 was filed within the 90-day grace period that commenced on July 11, 2017, and consequently no event of default occurred with respect to the Form 10-Q for the first quarter of 2017. The Company filed this Form 10-Q for the second quarter of 2017 prior to the initial deadline under the 2023 Indenture and the 2025 Indenture.

Refer to the Merger Agreement section below for discussion of the Company's successful completion of a solicitation of consents from holders of record as of 5:00 p.m., New York City time, on August 1, 2017 of its Senior Notes due 2023 and its Senior Notes due 2025 to obtain a waiver of the requirement to make an offer to repurchase the Senior Notes issued under the respective indentures upon the occurrence of a change of control that would result from the consummation of the Merger.

Pursuant to the terms of the 2023 Indenture and the 2025 Indenture, a default of more than $75.0 million of indebtedness (other than non-recourse indebtedness), including under the Revolver, that is (i) caused by a failure to pay principal of, or interest or premium, if any, on such indebtedness prior to the expiration of the grace period provided in such indebtedness on the date of such default or (ii) results in the acceleration of such indebtedness would give the trustee under the respective Indentures or the holders of at least 25% in the aggregate principal amount of the then outstanding senior notes under the respective Indentures the right to accelerate any outstanding principal amount of loans, terminate any outstanding letter of credit and terminate the outstanding commitments under the respective Indentures.

Non-recourse Long-term Debt

Indirect subsidiaries of the Company have incurred long-term debt obligations with respect to the renewable energy facilities that those subsidiaries own directly or indirectly. The indebtedness of these subsidiaries is typically secured by the renewable energy facility's assets (mainly the renewable energy facility) or equity interests in such renewable energy facilities with no recourse to Terra LLC or Terra Operating LLC other than limited or capped contingent support obligations, which in aggregate are not considered to be material to the Company's business and financial condition. In connection with these financings and in the ordinary course of its business, the Company and its subsidiaries observe formalities and operating procedures to maintain each of their separate existence and can readily identify each of their separate assets and liabilities as separate and distinct from each other. As a result, these subsidiaries are legal entities that are separate and distinct from TerraForm Power, Terra LLC, Terra Operating LLC and the guarantors under the Revolver, the Senior Notes due 2023 and Senior Notes due 2025.

Canada project-level financing

On November 2, 2016, certain of the Company's subsidiaries entered into a new non-recourse loan financing in an aggregate principal amount of $120.0 million Canadian dollars ("CAD"), including a CAD $6.9 million letter of credit, secured by approximately 59 MW of utility-scale solar power plants located in Canada that are owned by the Company's subsidiaries. On February 28, 2017, the Company increased the principal amount of the credit facility by an additional CAD $113.9 million (including an additional CAD $6.7 million letter of credit), increasing the total facility to CAD $233.9 million. The proceeds of this additional financing are expected to be used for general corporate purposes and were used to pay down an additional $5.0 million on the Revolver as described above.

Non-recourse Portfolio Term Loan Prepayments

The Company has a non-recourse portfolio term loan that is secured by indirect equity interests in approximately 1,104.3 MW of the Company's renewable energy facilities, consisting of assets acquired from Invenergy Wind Global LLC (together with its subsidiaries, "Invenergy Wind") and certain other renewable energy facilities acquired from SunEdison. The loan matures on January 15, 2019 to the extent the Company exercises its extension options. The Company exercised the first two extension options in January and July of 2017, respectively. In June of 2017, the Company agreed to make a $100.0 million prepayment for this loan in connection with obtaining (i) a waiver to extend the 2016 audited project financial statement deadline under the loan agreement and (ii) a waiver of the change of control default that would arise under this loan agreement as a result of the Merger until, in the case of the change of control waiver, the date that is the earlier of three months following the closing of the Merger and March 31, 2018. This prepayment was made using a portion of the proceeds the Company received from the sale of the U.K. Portfolio as discussed in Note 2. Assets Held for Sale. After giving effect to this prepayment, the loan had an outstanding principal balance of $368.8 million as of June 30, 2017. On September 27, 2017, the Company made an additional $30.0 million prepayment for this loan. The Company expects to refinance this non-recourse portfolio term loan shortly after the closing of the Merger and prior to the date a change of control default would occur. The Company is considering, among other options, both unsecured and secured corporate indebtedness.

Non-recourse Debt Defaults

A SunEdison Debtor was a party to or guarantor of a material project agreement, such as asset management or O&M contracts, for most of the Company's non-recourse financing arrangements. As a result of the SunEdison Bankruptcy and delays in delivery of 2015 audited financial statements for the Company and/or certain project-level subsidiaries, among other things, the Company experienced defaults under most of its non-recourse financing agreements in 2016. During the course of 2016 and to date in 2017, the Company cured or obtained waivers or temporary forbearances with respect to most of these defaults and has transitioned, or is working to transition, the project-level services provided by SunEdison Debtors to third parties or in-house to a Company affiliate; however, certain of these defaults persist. Moreover, the Company has experienced additional defaults under most of the same non-recourse financing agreements in 2017 as the result of the failure to timely complete Company and/or project-level audits. The Company filed its Form 10-K for the year ended December 31, 2016 on July 21, 2017 and has substantially completed its project-level audits for fiscal year 2016 as of the date hereof. The Company is working to complete the remaining project-level audits and outstanding project-level quarterly reporting deliverables for 2017 and seeking to obtain waivers for such default and late delivery. For certain of these defaults, the corresponding contractual grace periods already expired as of the respective financial statement issuance date or the Company could not assert that it was probable that the violation would be cured within any remaining grace periods, would be cured for a period of more than twelve months or were not likely to recur. In addition, while the Company has been actively negotiating with the lenders to obtain waivers, the lenders have not currently waived or subsequently lost the right to demand repayment for more than one year from the balance sheet date with respect to certain of these defaults. As these defaults occurred prior to the issuance of the financial statements for the six months ended June 30, 2017 and for the year ended December 31, 2016, $1.1 billion and $1.6 billion of the Company's non-recourse long-term indebtedness, net of unamortized debt discounts and deferred financing costs, was reclassified to current in the unaudited condensed consolidated balance sheets as of June 30, 2017 and December 31, 2016, respectively, as the Company accounts for debt in default as of the date the financial statements are issued in the same manner as if the default existed as of the balance sheet date. Amortization of deferred financing costs and debt discounts continue to be amortized over the maturities of the respective financing agreements as before the violations, as the Company believes there is a reasonable likelihood that it will be able to successfully negotiate a waiver with the lenders and/or cure the defaults based on its past history of obtaining waivers and/or forbearance agreements with lenders, the nature and existence of active negotiations between the Company and the respective lenders to secure a waiver, ongoing efforts to provide financial statement deliverables to cure certain of the defaults and as the Company is timely servicing these debt instruments.

As a result of these defaults, the Company also reclassified $69.0 million and $65.3 million of long-term restricted cash to current as of June 30, 2017 and December 31, 2016, respectively, consistent with the corresponding debt classification, as the restrictions that required the cash balances to be classified as long-term restricted cash were driven by the financing agreements. As of June 30, 2017 and December 31, 2016, $80.9 million and $67.1 million, respectively, of cash and cash equivalents was also reclassified to current restricted cash as the cash balances were subject to distribution restrictions related to debt defaults that existed as of the respective balance sheet date. $33.8 million of the December 31, 2016 reclassification amount was reclassified from current restricted cash to assets held for sale as it related to the portfolios discussed in Note 2. Assets Held for Sale. There was no similar reclassification to assets held for sale for the June 30, 2017 reclassification amount as the sale of the related renewable energy facilities closed in the first half of 2017. Refer to Note 8. Derivatives for discussion of corresponding interest rate swap reclassifications to current as a result of these defaults.

Maturities

The aggregate contractual payments of long-term debt due after June 30, 2017, including financing lease obligations and excluding amortization of debt discounts, premiums and deferred financing costs, as stated in the financing agreements, are as follows:

(In thousands)	Remainder of 2017[1]	2018	2019	2020	2021	Thereafter	Total
Maturities of long-term debt as of June 30, 2017[2]	$626,972	$114,537	$386,768	$101,541	$104,680	$2,562,971	$3,897,469
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(1)
Includes $497.0 million of Revolver indebtedness as management intends to repay this indebtedness during 2017 ($220.0 million of which was paid prior to the financial statement issuance date as discussed above). Also includes $30.0 million prepayment made in the third quarter of 2017 for the Company's non-recourse portfolio term loan as discussed above under Non-recourse Portfolio Term Loan Prepayments.

(2)
Represents the contractual principal payment due dates for the Company's long-term debt and does not reflect the reclassification of $1.1 billion of long-term debt to current as a result of debt defaults under certain of the Company's non-recourse financing arrangements.

Merger Agreement

As discussed in Note 1. Nature of Operations and Basis of Presentation, on March 6, 2017, TerraForm Power entered into the Merger Agreement with Orion Holdings and Merger Sub, which are both affiliates of Brookfield. The closing of the Merger is subject to certain conditions as previously described. There is no financing condition to the consummation of the transactions contemplated by the Merger Agreement. Pursuant to the Merger Agreement, the Company has agreed to provide cooperation as reasonably requested by Orion Holdings in its efforts to obtain debt financing that is to be made available to the Company from and after the closing of the Merger. Certain lenders have committed, upon the terms and subject to the conditions set forth in debt commitment letters provided to Orion Holdings, to provide certain financing to repay, refinance, redeem, defease or otherwise repurchase certain Company indebtedness.

In addition, the Merger Agreement provides that, at or prior to the effective time of the Merger, TerraForm Power will enter into a revolving credit line agreement, substantially consistent with the term sheet as agreed between Orion Holdings and TerraForm Power as of the date of the Merger Agreement (the “Sponsor Line Agreement”), by and among TerraForm Power and Brookfield or its affiliates pursuant to which Brookfield or its affiliates will commit up to a $500 million secured revolving credit line to TerraForm Power for use to acquire renewable energy assets or for profit improving capital expenditures.

The closing of the Merger would trigger a change in control under the terms of the Revolver. Such change in control constitutes an event of default under the Revolver and would entitle the Revolver lenders to accelerate the principal amount outstanding under the Revolver. The Company intends to pay down and terminate the Revolver concurrently with consummating the Merger through a refinancing transaction. The Company expects to enter into a replacement credit facility provided under the commitment letters described above. Any inability to effect such refinancing could have a materially adverse effect on the Company's liquidity and growth strategy.

The closing of the Merger would also have triggered a change in control under the 2023 Indenture and the 2025 Indenture. The 2023 Indenture and the 2025 Indenture require the Company to make an offer to repurchase the Senior Notes issued under the respective indentures at 101% of the applicable principal amount, plus accrued and unpaid interest and additional interest, if any, to the repurchase date following a change in control. However, on August 11, 2017, the Company announced the successful completion of a solicitation of consents from holders of record as of 5:00 p.m., New York City time, on August 1, 2017 of its Senior Notes due 2023 and its Senior Notes due 2025 to obtain a waiver of the requirement to make an offer to repurchase the Senior Notes issued under the respective indentures upon the occurrence of a change of control that would result from the consummation of the Merger, in each case among Terra Operating LLC, as issuer, the guarantors party thereto and U.S. Bank National Association, as trustee. Terra Operating LLC received validly delivered and unrevoked consents from the holders of a majority of the aggregate principal amount of each series of the Senior Notes outstanding as of the record date and paid a consent fee to each consenting holder of $1.25 per $1,000 principal amount of such series of the Senior Notes for which such holder delivered its consent.

In addition to the change of control waiver, Terra Operating LLC also received consents to effect on the closing date of the Merger certain amendments to the 2023 Indenture and the 2025 Indenture. The amendments would amend the definition of "Permitted Holder" under the respective indentures (which is referred to in the definition of change of control) to replace the references to "the Sponsor" therein with "Brookfield Asset Management, Inc. (or its successors and assigns)." Subject to the closing of the Merger, Terra Operating LLC will be obligated to effectuate the amendments and pay a success fee of $1.25 per $1,000 principal amount of each series of the Senior Notes for which such consenting holder delivered its consent. Terra Operating LLC will be under no obligation to effectuate the amendments or pay the success fee if the Merger is not consummated for any reason.

A limited number of the Company's non-recourse financing arrangements also include change in control provisions that would permit the counterparty to terminate the contract or accelerate maturity following the consummation of the Merger. As described above under Non-recourse Portfolio Term Loan Prepayment, the Company expects to refinance its non-recourse portfolio term loan shortly after the closing of the Merger and prior to the date that is the earlier of three months following the closing of the Merger and March 31, 2018. The Company is considering, among other options, both unsecured and secured corporate indebtedness. The Company has otherwise obtained, or is working to obtain, consents or waivers from applicable counterparties to the applicable change of control provisions, however, there is no assurance all consents will be obtained.